UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2005

GRAFTECH INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	06-1385548
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

Brandywine West, 1521 Concord Pike, Suite 301, Wilmington, Delaware 19803
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  302-778-8227

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Principal Officers; Election of Directors;
                          Appointment of Principal Officers.

        On December 12, 2005, Corrado F. De Gasperis resigned as Vice President, Chief Financial Officer and Chief Information Officer of GrafTech International Ltd. (“GrafTech”), effective immediately, to pursue other opportunities. Mr. De Gasperis will remain an employee of GrafTech in support of a transition through the year-end financial accounting and reporting processes.

        GrafTech is commencing a search for a replacement for Mr. De Gasperis. In the interim, Craig S. Shular, GrafTech’s Chief Executive Officer, has been appointed by the Board of Directors of GrafTech as the acting Chief Financial Officer and Principal Accounting Officer. Mr. Shular joined GrafTech in January 1999 and was its Chief Financial Officer until May 2001. Mr. Shular has been a Certified Public Accountant. Required biographical and other information regarding Mr. Shular (including his age; positions held with GrafTech and terms of service; family relationships with any other director or executive officer; terms of any other arrangements with GrafTech; employment; occupation and identity of employers during the past five years; and transactions with GrafTech or any of its subsidiaries exceeding $60,000 during the past fiscal year) is incorporated herein by reference to (a) portions of the Proxy Statement for the 2005 Annual Meeting of Stockholders of GrafTech, filed by GrafTech on April 21, 2005, which are incorporated by reference into this Item 5.02 and attached as Exhibit 99.1 hereto and (b) portions of the Current Report on Form 8-K filed by GrafTech on September 6, 2005, which are incorporated by reference into this Item 5.02 and attached as Exhibit 99.2 hereto.

Item 9.01.         Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Portions of the Proxy Statement for the 2005 Annual Meeting of Stockholders of GrafTech, filed by GrafTech on April 21, 2005.

Exhibit 99.2	Portions of the Current Report on Form 8-K filed by GrafTech on September 6, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 2005	GRAFTECH INTERNATIONAL LTD. By: /s/ Karen G. Narwold ________________________________ Karen G. Narwold Vice President, General Counsel, Human Resources and Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Portions of the Proxy Statement for the 2005 Annual Meeting of Stockholders of GrafTech, filed by GrafTech on April 21, 2005.

99.2	Portions of the Current Report on Form 8-K filed by GrafTech on September 6, 2005.